EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Twin Ridge Capital Acquisition Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerard Buckle, Chief Financial Officer of Carbon Revolution Public Limited Company, the parent company of Poppettell Merger Sub, as successor by merger to the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2023

/s/ Gerard Buckle
	Name:	Gerard Buckle
	Title:	Chief Financial Officer of Carbon Revolution Public Limited Company, the parent company of Poppettell Merger Sub, as successor by merger to Twin Ridge Capital Acquisition Corp.